UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: February 28, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

February 28, 2011

Semi-Annual Repor t

Legg Mason

ClearBridge

Aggressive

Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Aggressive Growth Fund

Fund objective

The Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Aggressive Growth Fund for the six-month reporting period ended February 28, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 25, 2011

Legg Mason ClearBridge Aggressive Growth Fund	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended February 28, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher from December 2010 through February 2011. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The economy then expanded 3.1% during the fourth quarter.

Turning to the job market, the unemployment rate moved lower during the last three months of the reporting period, though it remained elevated. The unemployment rate fell to 9.4% in December 2010 and 9.0% in January 2011. It then dipped to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in February 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board

(“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined 9.6% in February and the inventory of unsold homes was an 8.6 month supply at the current sales level, versus a 7.5 month supply in January. In addition, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $156,100 in February 2011, down 5.2% from February 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown nineteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4.

IV	Legg Mason ClearBridge Aggressive Growth Fund

Investment commentary (cont’d)

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first two months of the reporting period. The markets then experienced a sharp sell-off in mid-November and again in mid-February 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery.…” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the

Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in March 2011, the Fed said it “will maintain the target range for the federal funds rateiv at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved sharply higher during the six months ended February 28, 2011. After producing poor results in August (prior to the beginning of the reporting period), stocks rallied sharply in September and October. This turnaround was triggered by the Fed indicating the possibility of another round of quantitative easing.

After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts, and the Index gained 6.68% during the month. This momentum continued in January 2011, as the Index returned 2.37% for the month. After a strong start in February, equities experienced a period of weakness as the month progressed due to increased geopolitical unrest in Libya and rising oil prices. Stock prices then rallied again toward the end of February as oil prices dipped lower. All told, the Index returned 27.73% over the six months ended February 28, 2011.

Looking at the U.S. stock market more closely, small- and mid-cap stocks

Legg Mason ClearBridge Aggressive Growth Fund	V

generated the best returns during the six months ended February 28, 2011, with the small-cap Russell 2000 Indexvi and the Russell Midcap Indexvii gaining 37.55% and 32.54%, respectively. In contrast, the large-cap Russell 1000 Indexviii rose 28.65%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 31.80% and 26.92%, respectively.

Performance review

For the six months ended February 28, 2011, Class A shares of Legg Mason ClearBridge Aggressive Growth Fund, excluding sales charges, returned 35.53%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Index, returned 31.80% over the same time frame. The Lipper Multi-Cap Core Funds Category Average1 returned 28.07% for the same period.

Performance Snapshot as of February 28, 2011
(excluding sales charges) (unaudited)	6 months
Legg Mason ClearBridge Aggressive Growth Fund:
Class A	35.53%
Class B2	34.88%
Class C	35.12%
Class FI	35.50%
Class R	35.40%
Class I	35.81%
Class IS	35.88%
Russell 3000 Growth Index	31.80%
Lipper Multi-Cap Core Funds Category Average	28.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated December 29, 2010, the gross total operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.30%, 2.25%, 1.95%, 1.43%, 1.47%, 0.87% and 0.75%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class FI shares, 1.55% for Class R shares and 1.00% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 833 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain Service Agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

VI	Legg Mason ClearBridge Aggressive Growth Fund

Investment commentary (cont’d)

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

March 25, 2011

RISKS: The Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2011 and August 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2010 and held for the six months ended February 28, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	35.53%	$1,000.00	$1,355.30	1.26%	$7.36	Class A	5.00%	$1,000.00	$1,018.55	1.26%	$6.31
Class B	34.88	1,000.00	1,348.80	2.23	12.99	Class B	5.00	1,000.00	1,013.74	2.23	11.13
Class C	35.12	1,000.00	1,351.20	1.88	10.96	Class C	5.00	1,000.00	1,015.47	1.88	9.39
Class FI	35.50	1,000.00	1,355.00	1.30	7.59	Class FI	5.00	1,000.00	1,018.35	1.30	6.51
Class R	35.40	1,000.00	1,354.00	1.45	8.46	Class R	5.00	1,000.00	1,017.60	1.45	7.25
Class I	35.81	1,000.00	1,358.10	0.84	4.91	Class I	5.00	1,000.00	1,020.63	0.84	4.21
Class IS	35.88	1,000.00	1,358.80	0.74	4.33	Class IS	5.00	1,000.00	1,021.12	0.74	3.71

[1]	For the six months ended February 28, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

February 28, 2011

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 99.0%
Consumer Discretionary — 19.9%
Internet & Catalog Retail — 1.2%
Liberty Media Holding Corp., Interactive Group, Series A Shares	3,975,400	$63,844,924	*
Media — 18.6%
Ascent Media Corp., Class A Shares	76,760	3,202,427	*
Cablevision Systems Corp., New York Group, Class A Shares	7,270,800	267,928,980
CBS Corp., Class B Shares	784,000	18,706,240
Comcast Corp., Class A Shares	1,888,700	48,652,912
Comcast Corp., Special Class A Shares	11,167,720	271,598,950
DIRECTV, Class A Shares	2,361,132	108,541,238	*
Discovery Communications Inc., Class A Shares	742,900	32,026,419	*
Discovery Communications Inc., Class C Shares	767,800	29,230,146	*
Liberty Global Inc., Series A Shares	697,331	29,357,635	*
Liberty Global Inc., Series C Shares	707,148	28,208,134	*
Liberty Media — Starz, Series A Shares	341,433	23,968,597	*
Liberty Media Holding Corp., Capital Group, Series A Shares	790,400	57,351,424	*
Madison Square Garden Inc., Class A Shares	1,994,525	56,963,634	*
Viacom Inc., Class B Shares	784,000	35,013,440
World Wrestling Entertainment Inc., Class A Shares	993,600	12,827,376
Total Media		1,023,577,552
Specialty Retail — 0.1%
Charming Shoppes Inc.	2,626,100	8,587,347	*
Total Consumer Discretionary		1,096,009,823
Energy — 20.9%
Energy Equipment & Services — 12.6%
Core Laboratories NV	1,726,390	178,422,406
National-Oilwell Varco Inc.	1,675,061	133,284,604
Weatherford International Ltd.	15,861,460	383,530,103	*
Total Energy Equipment & Services		695,237,113
Oil, Gas & Consumable Fuels — 8.3%
Anadarko Petroleum Corp.	5,553,345	454,430,221
Total Energy		1,149,667,334
Financials — 3.1%
Capital Markets — 0.8%
Cohen & Steers Inc.	1,343,500	39,230,200
Goldman Sachs Group Inc.	27,100	4,438,438
Total Capital Markets		43,668,638

See Notes to Financial Statements.

4	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Thrifts & Mortgage Finance — 2.3%
Astoria Financial Corp.	3,962,230	$55,550,465
New York Community Bancorp Inc.	3,774,190	70,426,385
Total Thrifts & Mortgage Finance		125,976,850
Total Financials		169,645,488
Health Care — 31.7%
Biotechnology — 16.4%
Alkermes Inc.	1,052,000	15,075,160	*
Amgen Inc.	4,678,600	240,152,538	*
AP Pharma Inc.	135,375	51,091	*
Biogen Idec Inc.	5,420,550	370,765,620	*
Genzyme Corp.	2,240,470	169,043,461	*
Human Genome Sciences Inc.	680,683	17,037,495	*
ImmunoGen Inc.	610,750	5,502,858	*
Isis Pharmaceuticals Inc.	948,500	8,650,320	*
Vertex Pharmaceuticals Inc.	1,635,640	76,335,319	*
Total Biotechnology		902,613,862
Health Care Equipment & Supplies — 2.5%
Covidien PLC	2,653,310	136,512,799
Health Care Providers & Services — 7.1%
UnitedHealth Group Inc.	9,226,200	392,851,596
Pharmaceuticals — 5.7%
BioMimetic Therapeutics Inc.	1,452,600	19,581,048	*(a)
Forest Laboratories Inc.	5,985,770	193,938,948	*
Teva Pharmaceutical Industries Ltd., ADR	695,170	34,828,017
Valeant Pharmaceuticals International Inc.	1,663,158	66,659,373
Total Pharmaceuticals		315,007,386
Total Health Care		1,746,985,643
Industrials — 7.5%
Aerospace & Defense — 2.3%
L-3 Communications Holdings Inc.	1,612,545	127,858,693
Construction & Engineering — 0.8%
Fluor Corp.	643,450	45,530,522
Industrial Conglomerates — 2.3%
Tyco International Ltd.	2,760,710	125,170,591
Machinery — 2.1%
Pall Corp.	2,061,380	112,056,617
Total Industrials		410,616,423

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	5

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Information Technology — 14.4%
Communications Equipment — 0.8%
Arris Group Inc.	1,148,743	$15,163,408	*
Nokia Corp., ADR	2,585,508	22,312,934
Nokia OYJ	609,772	5,256,434	(b)
Total Communications Equipment		42,732,776
Computers & Peripherals — 3.8%
SanDisk Corp.	3,132,700	155,381,920	*
Seagate Technology PLC	4,289,860	54,481,222	*
Total Computers & Peripherals		209,863,142
Electronic Equipment, Instruments & Components — 2.1%
Dolby Laboratories Inc., Class A Shares	249,100	12,596,987	*
TE Connectivity Ltd.	2,864,650	103,241,986
Total Electronic Equipment, Instruments & Components		115,838,973
Semiconductors & Semiconductor Equipment — 5.2%
Broadcom Corp., Class A Shares	3,606,610	148,664,464
Cree Inc.	1,059,140	55,784,904	*
DSP Group Inc.	188,700	1,488,843	*
Intel Corp.	2,847,140	61,128,096
Standard Microsystems Corp.	666,800	17,690,204	*
Total Semiconductors & Semiconductor Equipment		284,756,511
Software — 2.5%
Advent Software Inc.	1,906,640	55,292,560	*
Autodesk Inc.	1,481,500	62,297,075	*
Citrix Systems Inc.	300,000	21,048,000	*
Total Software		138,637,635
Total Information Technology		791,829,037
Materials — 1.5%
Metals & Mining — 1.5%
Freeport-McMoRan Copper & Gold Inc.	1,183,400	62,661,030
Nucor Corp.	398,500	19,112,060
Total Materials		81,773,090
Total Investments before Short-Term Investments (Cost — $2,484,658,695)		5,446,526,838

See Notes to Financial Statements.

6	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Legg Mason ClearBridge Aggressive Growth Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.4%
Repurchase Agreements — 1.4%
Interest in $100,000,000 joint tri-party repurchase agreement dated 2/28/11 with RBS Securities Inc.; Proceeds at maturity — $78,586,415; (Fully collateralized by U.S. government obligations, 0.000% due 2/9/12; Market value — $80,160,723) (Cost — $78,586,000)	0.190%	3/1/11	$78,586,000	$78,586,000
Total Investments — 100.4% (Cost — $2,563,244,695#)				5,525,112,838
Liabilities in Excess of Other Assets — (0.4)%				(23,513,086)
Total Net Assets — 100.0%				$5,501,599,752

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At February 28, 2011, the total market value of Affiliated Companies was $19,581,048, and the cost was $11,412,534 (See Note 6).

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

February 28, 2011

Assets:
Investments in unaffiliated securities, at value (Cost — $2,551,832,161)	$5,505,531,790
Investments in affiliated securities, at value (Cost — $11,412,534)	19,581,048
Cash	897
Receivable for Fund shares sold	8,127,175
Dividends and interest receivable	3,238,159
Prepaid expenses	141,672
Total Assets	5,536,620,741

Liabilities:
Payable for Fund shares repurchased	14,969,854
Payable for securities purchased	12,119,785
Investment management fee payable	2,996,770
Distribution fees payable	1,731,182
Trustees’ fees payable	46,943
Accrued expenses	3,156,455
Total Liabilities	35,020,989
Total Net Assets	$5,501,599,752

Net Assets:
Par value (Note 7)	$480
Paid-in capital in excess of par value	2,569,983,799
Accumulated net investment loss	(7,146,648)
Accumulated net realized loss on investments	(23,106,022)
Net unrealized appreciation on investments	2,961,868,143
Total Net Assets	$5,501,599,752

See Notes to Financial Statements.

8	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont’d)

February 28, 2011

Shares Outstanding:
ClassA	26,211,620
ClassB	6,465,142
ClassC	7,910,640
ClassFI	7,049
ClassR	109,624
ClassI	5,242,430
ClassIS	2,085,055

Net Asset Value:
ClassA (and redemption price)	$118.10
ClassB*	$101.40
ClassC*	$103.22
ClassFI (and redemption price)	$118.47
ClassR (and redemption price)	$117.46
ClassI (and redemption price)	$125.49
ClassIS (and redemption price)	$125.88
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$125.31

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	9

Statement of operations (unaudited)

For the six months ended February 28, 2011

Investment Income:
Dividends	$28,913,303
Interest	4,121
Less: Foreign taxes withheld	(381,975)
Total Investment Income	28,535,449

Expenses:
Investment management fee (Note 2)	18,021,145
Distribution fees (Notes 2 and 5)	10,485,290
Transfer agent fees (Note 5)	6,275,065
Trustees’ fees	214,894
Shareholder reports	115,672
Registration fees	96,434
Fund accounting fees	53,817
Insurance	45,364
Audit and tax	33,962
Legal fees	19,645
Custody fees	14,555
Interest expense (Note 1)	14,454
Miscellaneous expenses	8,785
Total Expenses	35,399,082
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(109)
Net Expenses	35,398,973
Net Investment Loss	(6,863,524)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 8):
Net Realized Gain from:
Investment transactions	192,036,009
Investment transactions in affiliated securities	8,639
Net Realized Gain	192,044,648
Change in Net Unrealized Appreciation (Depreciation) from Investments	1,314,122,571
Net Gain on Investments	1,506,167,219
Increase in Net Assets from Operations	$1,499,303,695

See Notes to Financial Statements.

10	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended February 28, 2011 (unaudited) and the Year Ended August 31, 2010	2011	2010

Operations:
Net investment loss	$(6,863,524)	$(27,661,207)
Net realized gain	192,044,648	60,166,602
Change in net unrealized appreciation (depreciation)	1,314,122,571	270,618,368
Proceeds from settlement of a regulatory matter	—	8,476,514	†
Increase in Net Assets From Operations	1,499,303,695	311,600,277

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	305,144,337	769,733,245
Cost of shares repurchased	(666,174,574)	(1,401,629,338)
Decrease in Net Assets From Fund Share Transactions	(361,030,237)	(631,896,093)
Increase (Decrease) in Net Assets	1,138,273,458	(320,295,816)

Net Assets:
Beginning of period	4,363,326,294	4,683,622,110
End of period*	$5,501,599,752	$4,363,326,294
* Includes accumulated net investment loss of:	$(7,146,648)	$(283,124)

†	The Fund received $2,285,684, $4,145,432, $2,045,172 and $227 from Class A, B, C and I, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$87.14	$81.65	$103.41	$115.36	$109.36	$101.83

Income (loss) from operations:
Net investment loss	(0.07)	(0.36)	(0.31)	(0.58)	(0.69)	(0.64)
Net realized and unrealized gain (loss)	31.03	5.77	(21.45)	(11.37)	6.69	8.17
Proceeds from settlement of a regulatory matter	—	0.08	—	—	—	—
Total income (loss) from operations	30.96	5.49	(21.76)	(11.95)	6.00	7.53

Net asset value, end of period	$118.10	$87.14	$81.65	$103.41	$115.36	$109.36
Total return[4]	35.53%	6.72%[5]	(21.04)%	(10.36)%	5.49%	7.39%

Net assets, end of period (millions)	$3,096	$2,422	$2,415	$3,358	$4,354	$4,274

Ratios to average net assets:
Gross expenses	1.26%[6,7]	1.29%[7]	1.34%[7]	1.19%	1.15%[8]	1.13%
Net expenses	1.26 [6,7]	1.29 [7]	1.34 [7]	1.19	1.15 [8,9]	1.13 [9]
Net investment loss	(0.14) [6]	(0.41)	(0.43)	(0.52)	(0.59)	(0.59)

Portfolio turnover rate	1%	0%[10]	4%	1%	0%[10]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 6.63%. Class A received $2,285,684 related to this distribution.

[6]	Annualized.

[7]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.14%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Amount represents less than 1%.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class B Shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$75.18	$70.72	$90.48	$101.76	$97.28	$91.33

Income (loss) from operations:
Net investment loss	(0.49)	(1.06)	(0.87)	(1.32)	(1.47)	(1.36)
Net realized and unrealized gain (loss)	26.71	5.02	(18.89)	(9.96)	5.95	7.31
Proceeds from settlement of a regulatory matter	—	0.50	—	—	—	—
Total income (loss) from operations	26.22	4.46	(19.76)	(11.28)	4.48	5.95

Net asset value, end of period	$101.40	$75.18	$70.72	$90.48	$101.76	$97.28
Total return[4]	34.88%	6.31%[5]	(21.84)%	(11.09)%	4.61%	6.51%

Net assets, end of period (millions)	$656	$558	$752	$1,316	$1,955	$2,251

Ratios to average net assets:
Gross expenses	2.23%[6,7]	2.24%[7]	2.30%[7]	2.02%	1.99%[8]	1.95%
Net expenses	2.23 [6,7]	2.24 [7]	2.30 [7]	2.02	1.98 [8,9]	1.95 [9]
Net investment loss	(1.08) [6]	(1.37)	(1.40)	(1.35)	(1.43)	(1.42)

Portfolio turnover rate	1%	0%[10]	4%	1%	0%[10]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.60%. Class B received $4,145,432 related to this distribution.

[6]	Annualized.

[7]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.97%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$76.39	$71.90	$91.60	$102.81	$98.09	$91.94

Income (loss) from operations:
Net investment loss	(0.34)	(0.83)	(0.63)	(1.12)	(1.29)	(1.21)
Net realized and unrealized gain (loss)	27.17	5.10	(19.07)	(10.09)	6.01	7.36
Proceeds from settlement of a regulatory matter	—	0.22	—	—	—	—
Total income (loss) from operations	26.83	4.49	(19.70)	(11.21)	4.72	6.15

Net asset value, end of period	$103.22	$76.39	$71.90	$91.60	$102.81	$98.09
Total return[4]	35.12%	6.24%[5]	(21.51)%	(10.90)%	4.81%	6.69%

Net assets, end of period (millions)	$816	$658	$773	$1,255	$1,798	$1,900

Ratios to average net assets:
Gross expenses	1.88%[6,7]	1.93%[7]	1.91%[7]	1.80%	1.80%[8]	1.80%
Net expenses	1.88 [6,7]	1.93 [7]	1.91 [7]	1.80	1.80 [8,9]	1.78 [9]
Net investment loss	(0.75) [6]	(1.05)	(1.01)	(1.13)	(1.24)	(1.24)

Portfolio turnover rate	1%	0%[10]	4%	1%	0%[10]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.94%. Class C received $2,045,172 related to this distribution.

[6]	Annualized.

[7]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.78%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Amount represents less than 1%.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class FI Shares[1]	2011[2]	2010	2009	2008	2007[3]

Net asset value, beginning of period	$87.43	$81.99	$103.70	$115.43	$119.97

Income (loss) from operations:
Net investment loss	(0.10)	(0.42)	(0.21)	(0.26)	(0.12)
Net realized and unrealized gain (loss)	31.14	5.86	(21.50)	(11.47)	(4.42)
Total income (loss) from operations	31.04	5.44	(21.71)	(11.73)	(4.54)

Net asset value, end of period	$118.47	$87.43	$81.99	$103.70	$115.43
Total return[4]	35.50%	6.63%	(20.94)%	(10.16)%	(3.78)%

Net assets, end of period (000s)	$835	$581	$1,572	$2,886	$1,517

Ratios to average net assets:
Gross expenses	1.33%[5,6]	1.43%[6]	1.19%[6]	0.97%	0.99%[5]
Net expenses	1.30 [5,6,7,8]	1.29 [6,7,8]	1.19 [6]	0.97	0.99 [5]
Net investment loss	(0.19) [5]	(0.46)	(0.29)	(0.24)	(0.29) [5]

Portfolio turnover rate	1%	0%[9]	4%	1%	0%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2011 (unaudited).

[3]	For the period April 30, 2007 (inception date) to August 31, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[7]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares will not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class R Shares[1]	2011[2]	2010	2009	2008	2007[3,4]

Net asset value, beginning of period	$86.75	$81.48	$103.28	$115.30	$116.16

Income (loss) from operations:
Net investment loss	(0.16)	(0.52)	(0.36)	(0.62)	(0.52)
Net realized and unrealized gain (loss)	30.87	5.79	(21.44)	(11.40)	(0.34)
Total income (loss) from operations	30.71	5.27	(21.80)	(12.02)	(0.86)

Net asset value, end of period	$117.46	$86.75	$81.48	$103.28	$115.30
Total return[5]	35.40%	6.47%	(21.11)%	(10.43)%	(0.74)%

Net assets, end of period (000s)	$12,876	$9,765	$9,431	$7,313	$2,895

Ratios to average net assets:
Gross expenses	1.45%[6,7]	1.47%[7]	1.42%[7]	1.29%	1.23%[6,8]
Net expenses	1.45 [6,7,9]	1.46 [7,9,10]	1.42 [7]	1.29	1.23 [6,8]
Net investment loss	(0.31) [6]	(0.58)	(0.51)	(0.57)	(0.69) [6]

Portfolio turnover rate	1%	0%[11]	4%	1%	0%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2011 (unaudited).

[3]	For the period December 28, 2006 (inception date) to August 31, 2007.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.23%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares will not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Amount represents less than 1%.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$92.40	$86.28	$108.79	$120.78	$114.00	$105.71

Income (loss) from operations:
Net investment income (loss)	0.16	0.01	0.02	(0.04)	(0.20)	(0.19)
Net realized and unrealized gain (loss)	32.93	6.11	(22.53)	(11.95)	6.98	8.48
Total income (loss) from operations	33.09	6.12	(22.51)	(11.99)	6.78	8.29

Net asset value, end of period	$125.49	$92.40	$86.28	$108.79	$120.78	$114.00
Total return[4]	35.81%	7.09%	(20.69)%	(9.93)%	5.95%	7.84%

Net assets, end of period (millions)	$658	$487	$521	$1,112	$1,212	$1,798

Ratios to average net assets:
Gross expenses	0.84%[5,6]	0.87%[6]	0.88%[6]	0.71%	0.72%[7]	0.71%
Net expenses	0.84 [5,6,8]	0.87 [6,8]	0.88 [6]	0.71	0.72 [7,9]	0.70 [9]
Net investment income (loss)	0.30 [5]	0.01	0.02	(0.04)	(0.16)	(0.17)

Portfolio turnover rate	1%	0%[10]	4%	1%	0%[10]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.71%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class IS Shares[1]	2011[2]	2010	2009	2008[3]

Net asset value, beginning of period	$92.64	$86.40	$108.79	$104.42

Income (loss) from operations:
Net investment income	0.22	0.13	0.12	0.05
Net realized and unrealized gain (loss)	33.02	6.11	(22.51)	4.32
Total income (loss) from operations	33.24	6.24	(22.39)	4.37

Net asset value, end of period	$125.88	$92.64	$86.40	$108.79
Total return[4]	35.88%	7.22%	(20.58)%	4.18%

Net assets, end of period (000s)	$262,463	$228,295	$212,121	$109,509

Ratios to average net assets:
Gross expenses	0.74%[5,6]	0.75%[6]	0.75%[6]	0.72%[5]
Net expenses	0.74 [5,6,7]	0.75 [6,7]	0.75 [6]	0.72 [5]
Net investment income	0.40 [5]	0.14	0.16	0.62 [5]

Portfolio turnover rate	1%	0%[8]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2011 (unaudited).

[3]	For the period August 4, 2008 (inception date) to August 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[7]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the total annual operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	19

securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†
Information technology	$786,572,603	$5,256,434	—	$791,829,037
Other common stocks	4,654,697,801	—	—	4,654,697,801
Short-term investment†	—	$78,586,000	—	78,586,000
Total investments	$5,441,270,404	$83,842,434	—	$5,525,112,838

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

20	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	21

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, R and I shares did not exceed 1.30%, 1.55% and 1.00%, respectively. In addition, the total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended February 28, 2011, fees waived and/or expenses reimbursed amounted to $109.

22	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, Class B shares will be closed to purchase by new and existing investors (certain Service Agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

For the six months ended February 28, 2011, LMIS and its affiliates received sales charges of approximately $265,000 on sales of the Fund’s Class A shares. In addition, for the six months ended February 28, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$765,000	$9,000

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended February 28, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$42,017,542
Sales	440,651,817

At February 28, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as substantially as follows:

Gross unrealized appreciation	$3,045,836,779
Gross unrealized depreciation	(83,968,636)
Net unrealized appreciation	$2,961,868,143

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	23

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended February 28, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended February 28, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$3,538,923	$3,908,729
Class B	3,134,182	1,529,454
Class C	3,782,448	527,513
Class FI	877	1,196
Class R	28,860	12,099
Class I	—	292,124
Class IS	—	3,950
Total	$10,485,290	$6,275,065

For the six months ended February 28, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$109
Class R	—
Class I	—
Class IS	—
Total	$109

6. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended February 28, 2011:

	Affiliate Value at 8/31/10	Purchased		Sold		Dividend Income	Affiliate Value at 2/28/11	Realized Gain (Loss)
		Cost	Shares	Cost	Shares
BioMimetic Therapeutics Inc.	$13,296,048	—	—	$39,962	5,300	—	$19,581,048	$8,639

24	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At February 28, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,450,639	$154,937,842	4,363,297	$395,721,018
Shares repurchased	(3,031,632)	(322,758,644)	(6,140,828)	(552,525,626)
Net decrease	(1,580,993)	$(167,820,802)	(1,777,531)	$(156,804,608)

Class B
Shares sold	238,237	$21,660,173	630,333	$48,809,013
Shares repurchased	(1,196,663)	(109,222,326)	(3,840,888)	(298,334,919)
Net decrease	(958,426)	$(87,562,153)	(3,210,555)	$(249,525,906)

Class C
Shares sold	265,912	$25,076,136	551,765	$43,581,693
Shares repurchased	(965,132)	(89,612,258)	(2,693,331)	(212,021,367)
Net decrease	(699,220)	$(64,536,122)	(2,141,566)	$(168,439,674)

Class FI
Shares sold	933	$100,749	3,357	$304,505
Shares repurchased	(527)	(52,715)	(15,891)	(1,454,514)
Net increase (decrease)	406	$48,034	(12,534)	$(1,150,009)

Class R
Shares sold	16,154	$1,725,175	30,276	$2,704,225
Shares repurchased	(19,104)	(2,022,942)	(33,445)	(3,015,791)
Net decrease	(2,950)	$(297,767)	(3,169)	$(311,566)

Class I
Shares sold	783,535	$89,541,205	2,354,133	$229,829,667
Shares repurchased	(811,316)	(90,055,982)	(3,123,170)	(286,579,057)
Net increase	(27,781)	$(514,777)	(769,037)	$(56,749,390)

Class IS
Shares sold	108,508	$12,103,057	507,848	$48,783,124
Shares repurchased	(487,678)	(52,449,707)	(498,624)	(47,698,064)
Net increase (decrease)	(379,170)	$(40,346,650)	9,224	$1,085,060

8. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the six months ended February 28, 2011,

Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report	25

the Fund had redemptions-in-kind with total proceeds in the amount of $16,704,157. The net realized gains on these redemptions-in-kind amounted to $11,538,032, which will not be realized for tax purposes.

9. Capital loss carryforward

As of August 31, 2010, the Fund had a net capital loss carryforward of approximately $211,391,082 of which $89,268,501 expires in 2016 and $122,122,581 expires in 2017. This amount will be available to offset any future taxable capital gains.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”) a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment

26	Legg Mason ClearBridge Aggressive Growth Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

Legg Mason ClearBridge Aggressive Growth Fund	27

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio. The Board also considered the approval for an annual period of the sub-advisory agreement, pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western Asset. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity

28	Legg Mason ClearBridge Aggressive Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed below the median for the one-, three- and five-year periods, but performed better than the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance was better than

Legg Mason ClearBridge Aggressive Growth Fund	29

the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 13 retail front-end load multi-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds

30	Legg Mason ClearBridge Aggressive Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

selected by Lipper consisting of all retail front-end load multi-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and slightly lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and slightly higher than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason ClearBridge Aggressive Growth Fund	31

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Aggressive Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02208 4/11 SR11-1349

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: April 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: April 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: April 25, 2011